EXHIBIT 99.14a


                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of NELX, Inc. (the "Company") on Form 10-KSB for the year ended May 31, 2002 (the "Report") filed with the Securities and Exchange Commission, I, John M. Jacobs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   September 12, 2002                                   /s/ John M. Jacobs
                                                        ------------------
                                                        John M. Jacobs
                                                        Chief Executive Officer